                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                  May 26, 2004

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

        RHODE ISLAND                                    05-0318215
        (STATE  OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION
        INCORPORATION OR ORGANIZATION)                  NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  Other Events and Required FD Disclosure

     On May 26,  2004,  Astro-Med,  Inc.  issued  a press  release  in  which it commented  on its recent  share price  decline and  affirmed  its share  buyback program.  A copy of the press release  dated May 26, 2004 is attached  hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit

99.1              Press Release dated May 26, 2004

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: May 27, 2004                            ASTRO-MED, INC.

                                         By:  /s/ Joseph P. O'Connell
                                              -------------------------------
                                                  Joseph P. O'Connell
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated May 26, 2004